Exhibit 10.2

[GRAPHIC APPEARS HERE]

OUR STANDBY L/C NO. SVBSF002602

DATE: JUNE 29, 2005

ADVICE OF AMENDMENT NUMBER: 3

BENEFICIARY:

JABIL CIRCUITS, INC.

30 GREAT OAKS BOULEVARD

SAN JOSE, CALIFORNIA 95119

ACCOUNT OF:

REDBACK NETWORKS INC.

300 HOLGER WAY

SAN JOSE, CALIFORNIA 95134

LADIES AND GENTLEMEN,

WE HAVE BEEN REQUESTED TO AMEND THE ABOVE REFERENCED LETTER OF CREDIT AS FOLLOWS:

THE EXPIRY DATE HAS BEEN AMENDED FROM JUNE 30, 2005 TO JUNE 30, 2006.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

THIS AMENDMENT IS AN INTEGRAL PART OF THE ORIGINAL LETTER OF CREDIT AND MUST BE ATTACHED THERETO.

SILICON VALLEY BANK,

/s/ Aurea Balenbin	/s/ Enrico M. Nicolas
AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE